Exhibit 10.5

                               LECROY CORPORATION

                      2004 EMPLOYMENT INDUCEMENT STOCK PLAN

1.       Purposes of the Plan.

         The purpose of this 2004 Employment Inducement Stock Plan (the "2004 Plan") of LeCroy Corporation (the "Company") is to promote the interests of the Company and its stockholders by strengthening the Company's ability to attract and induce persons to become employees of the Company.

2.       Definitions.

         (a) "Accelerate," "Accelerated," and "Acceleration," when used with respect to an Option, mean that as of the relevant time of reference, such Option shall become fully exercisable with respect to the total number of shares of Common Stock subject to such Option and may be exercised for all or any portion of such shares.

         (b)      "Acquisition" means

                           (i)  a merger or consolidation in which
                  securities possessing more than 50% of the total combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons who held those securities immediately prior to such transaction, or

                           (ii) the sale, transfer, or other disposition of all or substantially all of the Company's assets to one or more persons (other than any wholly owned subsidiary of the Company) in a single transaction or series of related transactions.

         (c) "Affiliate" means any corporation that is controlling, controlled by or under common control with the Company.

         (d) "Beneficial Ownership" means beneficial ownership determined pursuant to Securities and Exchange Commission Rule 13d-3 promulgated under the Exchange Act.

         (e) "Board" means the Board of Directors of the Company.

         (f) "Committee" means the Compensation Committee of the Board; provided, that the Board by resolution duly adopted may at any time or from time to time determine to assume any or all of the functions of the Committee under the Plan, and during the period of effectiveness of any such resolution, references herein to the "Committee" shall mean the Board acting in such capacity.

         (g) "Change in Control" means a change in ownership or control of the Company effected through either of the following transactions:

                           (i) any person or related group of persons
                  (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, or

                           (ii) over a period of 36 consecutive months or
                  less, there is a change in the composition of the Board such that a majority of the Board members (rounded up to the next whole number, if a fraction) ceases, by reason of one or more proxy contests for the election of Board members, to be composed of individuals who either (A) have been Board members continuously since the beginning of such period, or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in the preceding clause (A) who were still in office at the time such election or nomination was approved by the Board.

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         (h) "Common Stock" means the authorized common stock of the Company.

         (i) "Company" means LeCroy Corporation.

         (j) "Eligible Employee" means any person who is not, immediately prior to the time of the grant of an Option or Restricted Stock Award, a current or former employee or consultant of the Company or any Affiliate (unless there is a bona fide period of non-employment) and who is being induced by the Company or an Affiliate to be an employee.

         (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

         (l) "Fair Market Value" means the value of a share of Common Stock as of the relevant time of reference, as determined as follows. If the Common Stock is then publicly traded, Fair Market Value shall be (i) the last sale price of a share of Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or (ii) the last sale price of the Common Stock reported in the NASDAQ National Market System, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices for the Common Stock quoted by an established quotation service for over-the-counter securities, if the Common Stock is not then traded on a national securities exchange or reported in the NASDAQ National Market System. If the Common Stock is not then publicly traded, Fair Market Value shall be the fair value of a share of the Common Stock as determined by the Board or the Committee, taking into consideration such factors as it deems appropriate, which may include recent sale and offer prices of Common Stock in arms'-length private transactions.

         (m) "Hostile Takeover" means a change in ownership of the Company effected through the following transaction:

                           (i) any person or related group of persons
                  (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with the Company) directly or indirectly acquires Beneficial Ownership of securities possessing more than 50% of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders that the Board does not recommend such stockholders to accept, and

                           (ii) more than 50% of the securities so
                  acquired in such tender or exchange offer are accepted from holders other than the officers and directors of the Company who are subject to the short-swing profit restrictions of
                  Section 16 of the Exchange Act.

         (n) "Participant" means any Eligible Employee selected to receive an Option or Restricted Stock Award pursuant to Section 5.

         (o) "Restricted Stock Award" means a right to the grant or purchase, at a price determined by the Committee, of Common Stock which is nontransferable and subject to substantial risk of forfeiture until specific conditions of continuing employment or performance are met.

         (p) "Option" means a nonqualified stock option.

         (q) "Plan" means this 2004 Stock Employment Inducement Plan as set forth herein and as amended and/or restated from time to time.

         (r) "Takeover Price" means the Fair Market Value per share of Common Stock on the date an Option is surrendered to the Company in connection with a Hostile Takeover or, if greater, the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Takeover.

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

3.       Shares of Common Stock Subject to the Plan.

         (a) Subject to adjustment in accordance with the provisions of Section 3(c) and Section 8 of the Plan, the aggregate number of shares of Common Stock that may be issued or transferred pursuant to Options or Restricted Stock Awards under the Plan shall not exceed 750,000 shares.

         (b) The shares of Common Stock to be delivered under the Plan will be made available, at the discretion of the Committee, from authorized but unissued shares of Common Stock and/or from previously issued shares of Common Stock reacquired by the Company.

         (c) If shares covered by any Option cease to be issuable for any reason, and/or shares covered by Restricted Stock Awards are forfeited, such number of shares will no longer be charged against the limitation provided in
Section 3(a) and may again be made subject to Options or Restricted Stock
Awards.

4.       Administration of the Plan.

         (a) The Plan will be governed by and interpreted and construed in accordance with the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law). The captions of sections of the Plan are for reference only and will not affect the interpretation or construction of the Plan.

         (b) The Plan will be administered by the Committee, which shall consist of two or more persons. The Committee has and may exercise such powers and authority of the Board as may be necessary or appropriate for the Committee to carry out its functions as described in the Plan. The Committee shall determine the Eligible Employees to whom, and the time or times at which, Options or Restricted Stock Awards may be granted and the number of shares subject to each Option or Restricted Stock Award. The Committee also has authority (i) to interpret the Plan, (ii) to determine the terms and provisions of the Option or Restricted Stock Award instruments, and (iii) to make all other determinations necessary or advisable for Plan administration. The Committee has authority to prescribe, amend, and rescind rules and regulations relating to the Plan. All interpretations, determinations, and actions by the Committee will be final, conclusive, and binding upon all parties.

         (c) No member of the Committee will be liable for any action taken or determination made in good faith by the Committee with respect to the Plan or any Option or Restricted Stock Award under it.

5.       Grants.

         (a) The Committee shall determine and designate from time to time those Eligible Employees who are to be granted Options or Restricted Stock Awards, the type of each Option to be granted and the number of shares covered thereby or issuable upon exercise thereof, and the number of shares covered by each Restricted Stock Award. Each Option and Restricted Stock Award will be evidenced by a written agreement or instrument and may include any other terms and conditions consistent with the Plan, as the Committee may determine.

         (b) Subject to adjustment in accordance with the provisions of Section 8 of the Plan, no person may in any year be granted Options or Restricted Stock Awards with respect to more than 100,000 shares of Common Stock..

6.       Terms and Conditions of Stock Options.

         (a) The price at which Common Stock may be purchased by a Participant under an Option shall be determined by the Committee; provided, however, that, notwithstanding anything in the Plan to the contrary, unless approved by the holders of a majority of shares present and entitled to vote at a duly convened meeting of stockholders of the Company (i) the purchase price of any Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such Option, (ii) the purchase price of any Option may not be reduced after the date of grant of such Option, and (iii) the Company will not cancel an outstanding Option and grant a replacement Option with a lower exercise price.

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

         (b) Each Option shall be exercisable at such time or time, during such periods, and for such numbers of shares as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Option grant (subject to Acceleration by the Committee, in its discretion). Each Option shall expire no later than three months following termination of the optionee's employment or consulting relationship with the Company or an Affiliate, except in the event that such termination is due to death or disability, in which case the Option may be exercisable for a maximum of twelve months after such termination. In any event, the Option shall expire no later than the tenth anniversary of the date of grant.

         (c) Unless the Compensation Committee otherwise determines (whether at the time the Option is granted or otherwise), upon the exercise of an Option, the purchase price will be payable in full in cash.

         (d) No fractional shares will be issued pursuant to the exercise of an Option, nor will any cash payment be made in lieu of fractional shares.

         (e) Subject to the short-swing profit restrictions of the Federal securities laws, each Option granted to any officer of the Company may provide that upon the occurrence of a Hostile Takeover, such Option, if outstanding for at least six months, will automatically be canceled in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the aggregate Takeover Price of the shares of Common Stock at the time subject to the canceled Option (regardless of whether the Option is otherwise then exercisable for such shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be made within five days after the consummation of the Hostile Takeover. Neither the approval of the Committee nor the consent of the Board shall be required in connection with such Option cancellation and cash distribution.

7.       Terms and Conditions of Restricted Stock Awards.

         (a) All shares of Common Stock subject to Restricted Stock Awards granted or sold pursuant to the Plan may be issued or transferred for such consideration (which may consist wholly of services) as the Committee may determine, and will be subject to the following conditions:

                  (i) The shares may not be sold, transferred, or otherwise alienated or hypothecated until the restrictions are removed or expire, unless the Committee determines otherwise.

                  (ii) The Committee shall provide in the agreement or instrument evidencing the grant of the Restricted Stock Awards that the certificates representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will be held in escrow by the Company until the restrictions on the shares lapse in accordance with the provisions of subsection (b) of this Section 7.

                  (iii) Each certificate representing shares subject to Restricted Stock Awards granted or sold pursuant to the Plan will bear a legend making appropriate reference to the restrictions imposed.

                  (iv) The Committee may impose other conditions on any shares subject to Restricted Stock Awards granted or sold pursuant to the Plan as it may deem advisable, including without limitation, restrictions under the Securities Act of 1933, as amended, under the requirements of any stock exchange or securities quotations system upon which such shares or shares of the same class are then listed, and under any blue sky or other securities laws applicable to such shares.

         (b) The restrictions imposed under subparagraph (a) above upon Restricted Stock Awards will lapse at such time or times, and/or upon the achievement of such predetermined performance objectives, as shall be determined by the Committee and set forth in the agreement or instrument evidencing the Option grant, provided, however, that the restrictions on Restricted Stock Awards shall not fully lapse in less than three years from the date of grant, or not less than one year from the date of grant if such restrictions also require the achievement of one or more predetermined performance objectives. In the event a holder of a Restricted Stock Award ceases to be an employee of the Company, all shares under the Restricted Stock Award that remain subject to restrictions at the time his or her employment terminates will be returned to or repurchased by the Company unless the Committee determines otherwise.

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

         (c) Subject to the provisions of subparagraphs (a) and (b) above, the holder will have all rights of a shareholder with respect to the shares covered by Restricted Stock Awards granted or sold, including the right to receive all dividends and other distributions paid or made with respect thereto; provided, however, that he or she shall execute an irrevocable proxy or enter into a voting agreement with the Company as determined by the Committee for the purpose of granting the Company or its nominee the right to vote all shares that remain subject to restrictions under this Section 7 in the same proportions (for and against) as the outstanding voting shares of the Company that are not subject to such restrictions are voted by the other shareholders of the Company on any matter, unless the Committee determines otherwise.

8.       Adjustment Provisions.

         (a) All of the share numbers set forth in the Plan reflect the capital structure of the Company at the time of the amendment and restatement of the Plan as of October __, 2004. Subject to Section 8(b), if subsequent to such date the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all the property of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum numbers and kinds of shares provided in Sections 3 and 5, (ii) the numbers and kinds of shares or other securities subject to the then outstanding Options and Restricted Stock Awards, and (iii) the price for each share or other unit of any other securities subject to then outstanding Options (without change in the aggregate purchase price as to which such Options remain exercisable).

         (b) The Committee shall have discretion to provide for the Acceleration of one or more outstanding Options held by employees and the vesting of unvested shares held by employees as Restricted Stock Awards upon the occurrence of a Change in Control of the Company. Such Accelerated vesting may be conditioned on the subsequent termination of the affected optionee's employment. Any Options Accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the Option Term.

         (c) In the event of an Acquisition: The unvested shares of Common Stock held by employees as Restricted Stock Awards shall immediately vest in full, except to the extent that the Company's repurchase rights with respect to those shares are to be assigned to the acquiring entity; and all outstanding Options held by employees will Accelerate to the extent not assumed by the acquiring entity or replaced by comparable options to purchase shares of the capital stock of the successor or acquiring entity or parent thereof (the determination of comparability to be made by the Committee, which determination shall be final, binding, and conclusive). The Committee shall have discretion, exercisable either in advance of an Acquisition or at the time thereof, to provide (upon such terms as it may deem appropriate) for (i) the automatic Acceleration of one or more outstanding Options held by employees that are assumed or replaced and do not otherwise Accelerate by reason of the Acquisition, and/or (ii) the subsequent termination of one or more of the Company's repurchase rights with respect to shares held by employees as Restricted Stock Awards that are assigned in connection with the Acquisition and do not otherwise terminate at that time, in the event that the employment of the respective grantees of such Options or Restricted Stock Awards should subsequently terminate following such Acquisition.

         (d) Each outstanding Option that is assumed in connection with an Acquisition, or is otherwise to continue in effect subsequent to such Acquisition, shall be appropriately adjusted, immediately after such Acquisition, to apply to the number and class of securities that would have been issued to the Option holder, in consummation of such Acquisition, had such holder exercised such Option immediately prior to such Acquisition. Appropriate adjustments shall also be made to the Option price payable per share, provided, that the aggregate Option price payable for such securities shall remain the same. The class and number of securities available for issuance under the Plan following the consummation of such Acquisition shall be appropriately adjusted.

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

         (e) Adjustments under this Section 8 will be made by the Committee in accordance with the terms of such sections, whose determination as to what adjustments will be made and the extent thereof so as to effectuate the intent of such sections will be final, binding, and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

9.       General Provisions.

         (a) Nothing in the Plan or in any instrument executed pursuant to the Plan will confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries or affect the right of the Company or any Affiliate to terminate the employment of any Participant at any time, with or without cause.

         (b) No shares of Common Stock will be issued or transferred pursuant to an Option or Restricted Stock Award unless and until all then applicable requirements imposed by Federal and state securities and other laws, rules and regulations and by any regulatory agencies having jurisdiction, and by any stock exchanges or securities quotations systems upon which the Common Stock may be listed, have been fully met. As a condition precedent to the issuance of shares pursuant to the grant or exercise of an Option or Restricted Stock Award, the Company may require the Participant to take any reasonable action to meet such requirements.

         (c) No Participant and no beneficiary or other person claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any Option, except as to such shares of Common Stock, if any, that have been issued or transferred to such Participant.

         (d) The Committee shall adopt rules regarding the withholding of federal, state, or local taxes of any kind required by law to be withheld with respect to payments and delivery of shares to Participants under the Plan. With respect to any Option, the Committee, in its discretion, may permit the Participant to satisfy, in whole or in part, its minimum tax withholding obligation that arises in connection with the exercise of the Option, if any, by electing to have the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of the tax withholding.

         (e) No Option and no right under the Plan, contingent or otherwise, will be transferable or assignable or subject to any encumbrance, pledge, or charge of any nature except that, under such rules and regulations as the Committee may establish pursuant to the terms of the Plan, a beneficiary may be designated with respect to an Option in the event of death of a Participant. If such beneficiary is the executor or administrator of the estate of the Participant, any rights with respect to such Option may be transferred to the person or persons or entity (including a trust) entitled thereto under the will of the holder of such Option.

         (f) Subject to Section 6(a), the Committee may cancel, with the consent of the Participant, all or a portion of any Option granted under the Plan to be conditioned upon the granting to the Participant of a new Option for the same or a different number of shares as the Option surrendered, or may require such voluntary surrender as a condition to a grant of a new Option to such Participant; in each case, such new Options to have an exercise price per share based upon the Fair Market Value of the Common Stock as of the new grant date (i.e., the purchase price under a new Option shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant of such new Stock Option). Such new Option shall be exercisable at such time or time, during such periods, and for such numbers of shares, and in accordance with any other terms or conditions, as are specified by the Committee at the time the new Option is granted, all determined in accordance with the provisions of the Plan without regard to the price, period of exercise, or any other terms or conditions of the Option surrendered.

         (g) The written agreements or instruments evidencing Restricted Stock Awards or Options granted under the Plan may contain such other provisions as the Committee may deem advisable. Without limiting the foregoing, and if so authorized by the Committee, the Company may, with the consent of the Participant and at any time or from time to time, cancel all or a portion of any Option granted under the Plan then subject to exercise and discharge its obligation with respect to the Option either by payment to the Participant of an amount of cash equal to the excess, if any, of the Fair Market Value, at such


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

time, of the shares subject to the portion of the Option so canceled over the aggregate purchase price specified in the Option covering such shares, or by issuance or transfer to the Participant of shares of Common Stock with a Fair Market Value at such time, equal to any such excess, or by a combination of cash and shares. Upon any such payment of cash or issuance of shares, (i) there shall be charged against the aggregate limitations set forth in Section 3(a) a number of shares equal to the number of shares so issued plus the number of shares purchasable with the amount of any cash paid to the Participant on the basis of the Fair Market Value as of the date of payment, and (ii) the number of shares subject to the portion of the Option so canceled, less the number of shares so charged against such limitations, shall thereafter be available for other grants.

10.      Amendment and Termination.

         (a) The Board shall have the power, in its discretion, to amend, modify, suspend, or terminate the Plan at any time, subject to the rights of holders of outstanding Options and Restricted Stock Awards on the date of such action, and to the approval of the stockholders of the Company, if required.

         (b) The Committee may make such modifications in the terms and conditions of an Option or Restricted Stock Award held by such Participant as it deems advisable.

         (c) No amendment, suspension or termination of the Plan will, without the consent of the Participant, alter, terminate, impair, or adversely affect any right or obligation under any Option or Restricted Stock Award previously granted to such Participant under the Plan.

11.      Effective Date of Plan and Duration of Plan.

         The Plan shall become effective upon its adoption by the Board on October __, 2004. The Plan will terminate on October __, 2014.



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                       [Letterhead of LeCroy Corporation]


                               ____________, 20__


[Name of officer]
_______________________
_______________________


         Re:    Letter Agreement -- Treatment of Options after Hostile Takeover

Dear ____________:

         This is to confirm the agreement of LeCroy Corporation (the "Company") and you with respect to all stock options previously granted to you under the Company's 2004 Employment Inducement Stock Plan (the "Plan"). Capitalized terms used and not otherwise defined in this Letter Agreement have the respective meanings ascribed to them in the Plan.

         We hereby agree as follows: Subject to the short-swing profit restrictions of the Federal securities laws, upon the occurrence of a Hostile Takeover, [if you are then an officer of the Company,] each Option granted to you under the Plan prior to the date of this Letter Agreement, and which at the time of such Hostile Takeover has been outstanding for at least six months, will automatically be canceled in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the aggregate Takeover Price of the shares of Common Stock at the time subject to the canceled Option (regardless of whether the Option is otherwise then exercisable for such shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be made within five days after the consummation of the Hostile Takeover.

         Please confirm your agreement to the foregoing by countersigning both of the enclosed copies of this Letter Agreement and returning one of them to the undersigned. This Letter Agreement will then constitute an agreement under seal governed by the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law).

                                         Very truly yours,

                                         LECROY CORPORATION



                                         By
                                           -------------------------------------
                                             Name:
                                             Title:


ACCEPTED AND AGREED TO:



--------------------------------
            (signature)

                       [Letterhead of LeCroy Corporation]

                               ____________, 20__

[Name of officer]
_______________________
_______________________



         Re:   Letter Agreement -- Treatment of Options after Hostile Takeover


Dear ____________:

         This is to confirm the agreement of LeCroy Corporation (the "Company") and you with respect to certain options previously granted to you under the Company's 2004 Employment Inducement Stock Plan (the "Plan"), as specified in the attached Schedule 1 (the "Options"). Capitalized terms used and not otherwise defined in this Letter Agreement have the respective meanings ascribed to them in the Plan.

         We hereby agree as follows: Subject to the short-swing profit restrictions of the Federal securities laws, upon the occurrence of a Hostile Takeover, [if you are then an officer of the Company,] each of the Options that has then been outstanding for at least six months will automatically be canceled in exchange for a cash distribution from the Company in an amount equal to the excess of (i) the aggregate Takeover Price of the shares of Common Stock at the time subject to the canceled Option (regardless of whether the Option is otherwise then exercisable for such shares) over (ii) the aggregate Option price payable for such shares. Such cash distribution shall be made within five days after the consummation of the Hostile Takeover.

         Please confirm your agreement to the foregoing by countersigning both of the enclosed copies of this Letter Agreement and returning one of them to the undersigned. This Letter Agreement will then constitute an agreement under seal governed by the internal laws of the State of Delaware (without reference to principles of conflicts or choice of law).

                                          Very truly yours,

                                          LECROY CORPORATION




                                          By
                                            ------------------------------------
                                              Name:
                                              Title:


ACCEPTED AND AGREED TO:



--------------------------------
            (signature)




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